UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026

First America Resources Corporation
(Name of registrant as specified in its charter)

Nevada	000-56816	27-2563052
(State or other jurisdiction of incorporation or organization)	(SEC File No.)	(IRS Employer Identification Number)

1000 East Armstrong Street Morris, IL	60450
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: 815-941-9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2026, our Board of Directors appointed Rex Cheng and Rongmei Yu to fill vacancies on the board. Our Board of Directors also appointed Rex Cheng as our president and Rongmei Yu as our chief financial officer and corporation secretary.

Jian Li continues to serve as a director and our chief executive officer.

Biographical Information:

Roy (“Rex”) Cheng, age 51, has served as President of METech Recycling, Inc., our wholly owned subsidiary, since December 2015. He joined the company as Operations Manager in January 2006 and has held key roles including General Manager of the Gilroy facility, Vice President of Operations, and Chief Operating Officer. He played a key role within the Metech International group, overseeing METech Recycling’s U.S. operations while its parent company, Metech International Limited, was listed on the Singapore Exchange. Mr. Cheng earned a Bachelor of Business degree (2002) from the University of Tasmania, Australia.

Rongmei Yu, age 62, has served as chief financial officer of Metech Recycling, Inc. ., our wholly owned subsidiary, since September 2025. Prior to joining our wholly owned subsidiary, Ms. Yu served as Group CFO of Re-Teck /Li Tong Group (“LTG”) in USA from August 2022 to June 2025 and as Senior Vice President of Finance from December 2016 to July 2022. LTG is a global provider of IT asset disposition (“ITAD”) services and electronics recycling solutions, with approximately twenty-five facilities worldwide and more than 1,500 employees. Prior to her employment with LTG, Ms. Yu served as Chief Financial Officer of a media company in the United States and as a Senior Analyst at Andersen Consulting in Australia. Ms. Yu earned a Bachelor of Commerce degree in accounting and finance degree (1996) from the University of Sydney and a Master of Business Administration degree (2006) from Deakin University, both in Australia, and a Bachelor of Science degree (1984) in mechanical engineering from Shanghai University. Ms. Yu is a member of CPA Australia.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First America Resources Corporation

Date: September 25, 2026	By:	/s/ Rongmei Yu
Rongmei Yu, Chief Financial Officer

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